UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2005

SMART ONLINE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32634	95-4439334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2530 Meridian Parkway, 2nd Floor Durham, North Carolina (Address of principal executive offices)	27713 (Zip Code)

Registrant’s telephone number, including area code: (919) 765-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The undersigned registrant hereby amends Item 9.01 of the registrant’s Current Report on Form 8-K dated October 24, 2005 (the “iMart 8-K”) to reflect the acquisition of iMart Incorporated on October 18, 2005 and the acquisition of Computility, Inc. on October 4, 2005, which was reported in a Current Report on Form 8-K filed on October 7, 2005 and a Form 8-K/A filed on December  __, 2005, to read in its entirety as set forth below.

Item 9.01 - Financial Statements and Exhibits.

(a)    Financial statements of businesses acquired.

The following audited financial statements of iMart Incorporated are included as Exhibit 99.2 to the iMart 8-K hereto and are incorporated by reference herein:

Independent Accountants' Report

Balance Sheets as of June 30, 2005 (unaudited), December 31, 2004 and 2003

Statements of Income for the six month periods ended June 30, 2005 and 2004 (unaudited) and for the years ended December 31, 2004, 2003, and 2002

Statements of Cash Flows for the six month periods ended June 30, 2005 and 2004 (unaudited) and for the years ended December 31, 2004, 2003, and 2002

Statements of Stockholders' Equity for the six month period ended June 30, 2005 (unaudited) and for the years ended December 31, 2004, 2003, and 2002

Notes to Financial Statements

(b)    Pro forma financial information prepared as of June 30, 2005.

The following pro forma financial information of Smart Online giving effect to the acquisitions of Computility, Inc. and iMart Incorporated is included as Exhibit 99.3 to the Computility Form 8-K and are incorporated by reference herein:

Introduction

Pro Forma Balance Sheet as of June 30, 2005 (unaudited)

Pro Forma Statement of Operations for the six month period ended June 30, 2005 (unaudited)

Pro Forma Statement of Operations for the year ended December 31, 2004 (unaudited)

Notes to Unaudited Pro Forma Condensed Combined Financial Statements (unaudited)

(c)    Not Applicable.

(d)    Exhibits

Exhibits to iMart Form 8-K Filed October 24, 2005
2.2
Stock Purchase Agreement dated as of October 17, 2005 by and among Smart Online, Inc., iMart Incorporated and the shareholders of iMart Incorporated. (Nonmaterial schedules and exhibits identified in the Stock Purchase Agreement have been omitted pursuant to Item 601b.2 of Regulation S-K. Smart Online agrees to furnish supplementally to the Commission upon request by the Commission a copy of any omitted schedule or exhibit.)(1)

2.3	Employment Agreement dated as of October 17, 2005 by and among Smart Online, Inc., iMart Incorporated and Gary Mahieu(1).
2.4	Employment Agreement dated as of October 17, 2005 by and among Smart Online, Inc., iMart Incorporated and Randy Purdy(1)
2.5	Lock-Box Agreement dated as of October 17, 2005 by and among Smart Online, Inc., iMart Incorporated and the Shareholders of iMart Incorporated.(1)
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Press Release issued by Smart Online, Inc. announcing the acquisition on October 18, 2005 of all the capital stock of iMart Incorporated(1)
99.2	Audited and unaudited financial statements of iMart Incorporated
99.3	Pro forma financial information of Smart Online, Inc., Computility, Inc. and iMart, Incorporated prepared as of June 30, 2005.

(1)    Previously filed with Smart Online’s current report on Form 8-K dated October 24, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART ONLINE, INC.

Date: December 16, 2005	By:	/s/ Michael Nouri
Michael Nouri
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibits to iMart Form 8-K Filed October 24, 2005
2.2
Stock Purchase Agreement dated as of October 17, 2005 by and among Smart Online, Inc., iMart Incorporated and the shareholders of iMart Incorporated. (Nonmaterial schedules and exhibits identified in the Stock Purchase Agreement have been omitted pursuant to Item 601b.2 of Regulation S-K. Smart Online agrees to furnish supplementally to the Commission upon request by the Commission a copy of any omitted schedule or exhibit.)(1)

2.3	Employment Agreement dated as of October 17, 2005 by and among Smart Online, Inc., iMart Incorporated and Gary Mahieu(1).
2.4	Employment Agreement dated as of October 17, 2005 by and among Smart Online, Inc., iMart Incorporated and Randy Purdy(1)
2.5	Lock-Box Agreement dated as of October 17, 2005 by and among Smart Online, Inc., iMart Incorporated and the Shareholders of iMart Incorporated.(1)
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Press Release issued by Smart Online, Inc. announcing the acquisition on October 18, 2005 of all the capital stock of iMart Incorporated(1)
99.2	Audited and unaudited financial statements of iMart Incorporated
99.3	Pro forma financial information of Smart Online, Inc., Computility, Inc. and iMart, Incorporated prepared as of June 30, 2005.

(1)    Previously filed with Smart Online’s current report on Form 8-K dated October 24, 2005

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